Exhibit 4.2

ZIMMER BIOMET HOLDINGS, INC.

$600,000,000 4.700% Notes due 2027

$550,000,000 5.050% Notes due 2030

$600,000,000 5.500% Notes due 2035

TWELFTH SUPPLEMENTAL INDENTURE

Dated as of February 19, 2025

to

Indenture dated as of November 17, 2009

COMPUTERSHARE TRUST COMPANY, N.A.

Trustee

Table of Contents

Page

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. Application of this Twelfth Supplemental Indenture	1
SECTION 1.02. Definitions	2
SECTION 1.03. Incorporation by Reference of Trust Indenture Act	6

ARTICLE II

CREATION, FORMS,
TERMS AND CONDITIONS OF THE SECURITIES

SECTION 2.01. Creation of the Notes	7
SECTION 2.02. Form of the Notes	7
SECTION 2.03. Terms and Conditions of the 2027 Notes	7
SECTION 2.04. Terms and Conditions of the 2030 Notes	8
SECTION 2.05. Terms and Conditions of the 2035 Notes	10
SECTION 2.06. Ranking	11
SECTION 2.07. Sinking Fund	11

ARTICLE III

OPTIONAL REDEMPTION

SECTION 3.01. Optional Redemption	11
SECTION 3.02. General	12

ARTICLE IV

SPECIAL MANDATORY REDEMPTION

SECTION 4.01. Special Mandatory Redemption	13
SECTION 4.02. Mandatory Redemption Notice	13
SECTION 4.03. Event of Default	13
SECTION 4.04. Completion of the Paragon 28 Merger	14

ARTICLE V

CHANGE OF CONTROL

SECTION 5.01. Repurchase at the Option of Holders Upon a Change of Control Repurchase Event	14

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ARTICLE VI

EXECUTION OF NOTES; TRANSFER AND EXCHANGE

SECTION 6.01. Execution of Notes	15
SECTION 6.02. Transfer and Exchange	15

ARTICLE VII

TRUSTEE

SECTION 7.01. Corporate Trust Office	16
SECTION 7.02. Recitals of Fact; Certain Other Matters	16
SECTION 7.03. Successor	17

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.01. Ratification of Original Indenture	17
SECTION 8.02. Effect of Headings	17
SECTION 8.03. Successors and Assigns	17
SECTION 8.04. Separability Clause	17
SECTION 8.05. Governing Law	17
SECTION 8.06. Counterparts	18

EXHIBITS

EXHIBIT A	Form of Global 2027 Note

EXHIBIT B	Form of Global 2030 Note

EXHIBIT C	Form of Global 2035 Note

iii

TWELFTH SUPPLEMENTAL INDENTURE, dated as of February 19, 2025 (this “Twelfth Supplemental Indenture”), between ZIMMER BIOMET HOLDINGS, INC. (f/k/a ZIMMER HOLDINGS, INC.), a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal offices at 345 East Main Street, Warsaw, Indiana, and COMPUTERSHARE TRUST COMPANY, N.A., a national banking association, as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company executed and delivered to the Trustee an Indenture, dated as of November 17, 2009 (the “Original Indenture”), providing for the issuance by the Company from time to time of debt securities evidencing unsecured and unsubordinated indebtedness of the Company to be issued in one or more series;

WHEREAS, the Original Indenture provides, among other things, that by means of a supplemental indenture, the Company and the Trustee may, without the consent of Holders, create one or more series of the Company’s debt securities and establish the form and terms and conditions thereof;

WHEREAS, the Company intends by this Twelfth Supplemental Indenture to create and provide for the issuance of three new series of debt securities to be designated as the “4.700% Notes due 2027” (the “2027 Notes”), the “5.050% Notes due 2030” (the “2030 Notes”) and the “5.500% Notes due 2035” (the “2035 Notes” and, together with the 2027 Notes and the 2030 Notes, the “Notes”);

WHEREAS, the Board of Directors of the Company has authorized the execution and delivery of the Twelfth Supplemental Indenture, the issuance of the Notes and the forms, terms and conditions of the Notes pursuant to Sections 201, 301 and 901 of the Original Indenture; and

WHEREAS, all acts and things necessary to make the Notes, when the Notes have been executed by the Company, authenticated by the Trustee, issued upon the terms and subject to the conditions set forth hereinafter and in the Original Indenture and delivered as provided in the Indenture against payment therefor, valid, binding and legal obligations of the Company, enforceable against the Company according to their terms, and all actions required to be taken by the Company under the Original Indenture to make this Twelfth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. Application of this Twelfth Supplemental Indenture. Notwithstanding any other provision of this Twelfth Supplemental Indenture, the provisions of this Twelfth Supplemental Indenture, including the covenants set forth herein, are expressly and solely for the benefit of the Notes. The Notes constitute three separate series of Securities as provided in Section 301 of the Original Indenture.

SECTION 1.02. Definitions. Capitalized terms used in this Twelfth Supplemental Indenture and not otherwise defined herein shall have the meanings ascribed to them in the Original Indenture. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

“2027 Interest Payment Date” has the meaning set forth in Section 2.03(c) hereof.

“2027 Maturity Date” has the meaning set forth in Section 2.03(b) hereof.

“2027 Notes” has the meaning set forth in the Recitals hereto.

“2027 Regular Record Date” has the meaning set forth in Section 2.03(c) hereof.

“2030 Interest Payment Date” has the meaning set forth in Section 2.04(c) hereof.

“2030 Maturity Date” has the meaning set forth in Section 2.04(b) hereof.

“2030 Notes” has the meaning set forth in the Recitals hereto.

“2030 Regular Record Date” has the meaning set forth in Section 2.04(c) hereof.

“2035 Interest Payment Date” has the meaning set forth in Section 2.05(c) hereof.

“2035 Maturity Date” has the meaning set forth in Section 2.05(b) hereof.

“2035 Notes” has the meaning set forth in the Recitals hereto.

“2035 Regular Record Date” has the meaning set forth in Section 2.05(c) hereof.

“Below Investment Grade Rating Event” means, with respect to a series of Notes, such Notes are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Company that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event). The Trustee shall not be responsible for monitoring the Company’s rating status, making any request upon any Rating Agency, or determining whether any Below Investment Grade Rating Event with respect to such series of Notes has occurred.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is neither a legal holiday nor a day on which the Trustee or banking institutions in New York, New York are authorized or required by law or regulation to close.

“Change of Control” means the occurrence of any of the following:

(1)  the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries;

(2)  the adoption of a plan relating to the Company’s liquidation or dissolution; or

(3)  the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one or more of its wholly-owned subsidiaries, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock.

“Change of Control Repurchase Event” means, with respect to a series of Notes, the occurrence of both a Change of Control and a Below Investment Grade Rating Event with respect to such series of Notes.

“Company” has the meaning set forth in the Recitals hereto.

“Corporate Trust Office” shall be the office of the Trustee at which the Indenture shall be principally administered, which at the date of this Twelfth Supplemental Indenture is 1505 Energy Park Drive, St. Paul, MN 55108, Attn: CCT – Administrator for Zimmer Biomet, or such other address as to which the Trustee may give notice to the Company.

“Dollar” and “$” means the lawful currency of the United States of America.

“DTC” means The Depository Trust Company, its nominees and their successors and assigns.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Global Note” means a single permanent fully-registered global note in book-entry form, without coupons, substantially in the form of Exhibit A, Exhibit B or Exhibit C attached hereto, as applicable.

“Indenture” means the Original Indenture as supplemented by this Twelfth Supplemental Indenture.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Ratings and any successor to its rating agency business.

“Notes” has the meaning set forth in the Recitals hereto.

“Original Indenture” has the meaning set forth in the Recitals hereto.

“Par Call Date” means (1) in the case of the 2027 Notes, February 19, 2027, (2) in the case of the 2030 Notes, January 19, 2030, and (3) in the case of the 2035 Notes, November 19, 2034.

“Paragon 28” means Paragon 28, Inc., a Delaware corporation.

“Paragon 28 Merger” means the merger of Gazelle Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, with and into Paragon 28 pursuant to the Paragon 28 Merger Agreement, with Paragon 28 continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of the Company.

“Paragon 28 Merger Agreement” means the agreement and plan of merger dated January 28, 2025, among the Company, Zimmer, Inc., Gazelle Merger Sub I, Inc. and Paragon 28.

“Paying Agent Office” means the designated office of the Trustee of which the corporate trust paying agent office of the Trustee shall, at any particular time be administered, which at the date of this Twelfth Supplemental Indenture is 1505 Energy Park Drive, St. Paul, MN 55108, Attn: CCT – Administrator for Zimmer Biomet, or such other address as to which the Trustee may give notice to the Company.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company as a replacement agency for Moody’s or S&P, as the case may be.

“Redemption Date” means the Business Day on which Notes are redeemed by the Company pursuant to Article III hereof.

“Registered Securities” means any Securities which are registered in the Security Register.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.

“Special Mandatory Redemption” has the meaning set forth in Section 4.01 hereof.

“Special Mandatory Redemption Date” has the meaning set forth in Section 4.02 hereof.

“Special Mandatory Redemption End Date” has the meaning set forth in Section 4.01 hereof.

“Special Mandatory Redemption Event” has the meaning set forth in Section 4.01 hereof.

“Special Mandatory Redemption Notice Date” has the meaning set forth in Section 4.02 hereof.

“Special Mandatory Redemption Price” has the meaning set forth in Section 4.01 hereof.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “remaining life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the remaining life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the remaining life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the remaining life, the yield for the single Treasury constant maturity on H.15 closest to the remaining life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning set forth in the Recitals hereto.

“Twelfth Supplemental Indenture” has the meaning set forth in the Recitals hereto.

“Voting Stock” means, with respect to any Person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or Persons performing similar functions) of such Person, even if the right to so vote has been suspended by the happening of such a contingency.

SECTION 1.03. Incorporation by Reference of Trust Indenture Act. The Indenture is subject to the mandatory provisions of the Trust Indenture Act, which are incorporated by reference in and made a part of the Indenture. The following Trust Indenture Act terms have the following meanings:

“indenture securities” means the Notes.

“indenture security holder” means a Holder.

“indenture to be qualified” means this Twelfth Supplemental Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Company and any other obligor on the indenture securities.

All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Securities and Exchange Commission rule have the meanings assigned to them by such definitions.

ARTICLE II

CREATION, FORMS,

TERMS AND CONDITIONS OF THE SECURITIES

SECTION 2.01. Creation of the Notes. In accordance with Section 301 of the Original Indenture, the Company hereby creates each of the 2027 Notes, the 2030 Notes and the 2035 Notes as a separate series of its securities issued pursuant to the Indenture. The 2027 Notes shall be issued initially in an aggregate principal amount of $600,000,000, the 2030 Notes shall be issued initially in an aggregate principal amount of $550,000,000 and the 2035 Notes shall be issued initially in an aggregate principal amount of $600,000,000, in each case, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

SECTION 2.02. Form of the Notes. The Notes shall each be issued in the form of one or more Global Notes, duly executed by the Company and authenticated by the Trustee, which shall be deposited with the Trustee as custodian for DTC and registered in the name of “Cede & Co.,” as the nominee of DTC. The 2027 Notes shall be substantially in the form of Exhibit A attached hereto, the 2030 Notes shall be substantially in the form of Exhibit B attached hereto and the 2035 Notes shall be substantially in the form of Exhibit C attached hereto. So long as DTC, or its nominee, is the registered owner of a Global Note, DTC or its nominee, as the case may be, shall be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes under the Indenture. Ownership of beneficial interests in such Global Note shall be shown on, and transfers thereof will be effected only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or Persons that hold interests through participants (with respect to beneficial interests of beneficial owners).

SECTION 2.03. Terms and Conditions of the 2027 Notes. The 2027 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Twelfth Supplemental Indenture. In particular, the following provisions shall be terms of the 2027 Notes:

(a)  Title and Aggregate Principal Amount. The title of the 2027 Notes shall be as specified in the Recitals; and the aggregate principal amount of the 2027 Notes shall be as specified in Section 2.01 of this Article II, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

(b)  Stated Maturity. The 2027 Notes shall mature, and the unpaid principal thereon shall be payable, on February 19, 2027 (the “2027 Maturity Date”), subject to the provisions of the Original Indenture and Articles III and V below.

(c)  Interest. The rate per annum at which interest shall be payable on the 2027 Notes shall be 4.700%. Interest on the 2027 Notes shall be payable semi-annually in arrears on February 19 and August 19 of each year, commencing on August 19, 2025 (each, a “2027 Interest Payment Date”), to the Persons in whose names the applicable 2027 Notes are registered in the Security Register applicable to the 2027 Notes at the close of business on the immediately preceding February 4 or August 4, respectively, prior to the applicable 2027 Interest Payment Date regardless of whether such day is a Business Day (each, a “2027 Regular Record Date”). Interest on the 2027 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on the 2027 Notes shall accrue from and including February 19, 2025. If a 2027 Interest Payment Date, the 2027 Maturity Date or any earlier Redemption Date with respect to the 2027 Notes falls on a day that is not a Business Day, the related payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that 2027 Interest Payment Date, the 2027 Maturity Date or any such earlier Redemption Date, as the case may be, to the date the payment is made. Interest payments will include accrued interest from and including the date of original issuance or from and including the last date in respect to which interest has been paid, as the case may be, to, but excluding, the 2027 Interest Payment Date or the 2027 Maturity Date, as the case may be.

(d)  Registration and Form. The 2027 Notes shall be issuable as Registered Securities as provided in Section 2.02 of this Article II. The 2027 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued and unpaid interest in respect of the 2027 Notes shall be made by the Company in immediately available funds.

(e)  Defeasance and Covenant Defeasance. The provisions for defeasance in Section 1302 of the Original Indenture, and the provisions for covenant defeasance in Section 1303 of the Original Indenture, shall be applicable to the 2027 Notes.

(f)  Further Issues. Notwithstanding anything to the contrary contained in this Twelfth Supplemental Indenture or in the Original Indenture (but subject to the terms of this Section 2.03(f)), the Company may, from time to time, without the consent of or notice to the Holders, create and issue further debt securities having the same ranking and terms and conditions as the 2027 Notes in all respects, except for the issue date and, in some cases, the public offering price and the first 2027 Interest Payment Date. Any additional debt securities issued in this manner shall be consolidated with and shall form a single series with the previously issued 2027 Notes; provided that if such additional 2027 Notes are not fungible with the previously issued 2027 Notes for U.S. federal income tax purposes, such additional 2027 Notes will have a separate CUSIP number. Notice of any issuance of additional 2027 Notes shall be given to the Trustee and a new supplemental indenture shall be executed in connection therewith. No such additional 2027 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2027 Notes.

(g)  Other Terms and Conditions. The 2027 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit A.

SECTION 2.04. Terms and Conditions of the 2030 Notes. The 2030 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Twelfth Supplemental Indenture. In particular, the following provisions shall be terms of the 2030 Notes:

(a)  Title and Aggregate Principal Amount. The title of the 2030 Notes shall be as specified in the Recitals; and the aggregate principal amount of the 2030 Notes shall be as specified in Section 2.01 of this Article II, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

(b)  Stated Maturity. The 2030 Notes shall mature, and the unpaid principal thereon shall be payable, on February 19, 2030 (the “2030 Maturity Date”), subject to the provisions of the Original Indenture and Articles III, IV and V below.

(c)  Interest. The rate per annum at which interest shall be payable on the 2030 Notes shall be 5.050%. Interest on the 2030 Notes shall be payable semi-annually in arrears on February 19 and August 19 of each year, commencing on August 19, 2025 (each, a “2030 Interest Payment Date”), to the Persons in whose names the applicable 2030 Notes are registered in the Security Register applicable to the 2030 Notes at the close of business on the immediately preceding February 4 or August 4, respectively, prior to the applicable 2030 Interest Payment Date regardless of whether such day is a Business Day (each, a “2030 Regular Record Date”). Interest on the 2030 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on the 2030 Notes shall accrue from and including February 19, 2025. If a 2030 Interest Payment Date, the 2030 Maturity Date or any earlier Redemption Date or Special Mandatory Redemption Date with respect to the 2030 Notes falls on a day that is not a Business Day, the related payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that 2030 Interest Payment Date, the 2030 Maturity Date or any such earlier Redemption Date or Special Mandatory Redemption Date, as the case may be, to the date the payment is made. Interest payments will include accrued interest from and including the date of original issuance or from and including the last date in respect to which interest has been paid, as the case may be, to, but excluding, the 2030 Interest Payment Date or the 2030 Maturity Date, as the case may be.

(d)  Registration and Form. The 2030 Notes shall be issuable as Registered Securities as provided in Section 2.02 of this Article II. The 2030 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued and unpaid interest in respect of the 2030 Notes shall be made by the Company in immediately available funds.

(e)  Defeasance and Covenant Defeasance. The provisions for defeasance in Section 1302 of the Original Indenture, and the provisions for covenant defeasance in Section 1303 of the Original Indenture, shall be applicable to the 2030 Notes.

(f)  Further Issues. Notwithstanding anything to the contrary contained in this Twelfth Supplemental Indenture or in the Original Indenture (but subject to the terms of this Section 2.04(f)), the Company may, from time to time, without the consent of or notice to the Holders, create and issue further debt securities having the same ranking and terms and conditions as the 2030 Notes in all respects, except for the issue date and, in some cases, the public offering price and the first 2030 Interest Payment Date. Any additional debt securities issued in this manner shall be consolidated with and shall form a single series with the previously issued 2030 Notes; provided that if such additional 2030 Notes are not fungible with the previously issued 2030 Notes for U.S. federal income tax purposes, such additional 2030 Notes will have a separate CUSIP number. Notice of any issuance of additional 2030 Notes shall be given to the Trustee and a new supplemental indenture shall be executed in connection therewith. No such additional 2030 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2030 Notes.

(g)  Other Terms and Conditions. The 2030 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit B.

SECTION 2.05. Terms and Conditions of the 2035 Notes. The 2035 Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Twelfth Supplemental Indenture. In particular, the following provisions shall be terms of the 2035 Notes:

(a)  Title and Aggregate Principal Amount. The title of the 2035 Notes shall be as specified in the Recitals; and the aggregate principal amount of the 2035 Notes shall be as specified in Section 2.01 of this Article II, except as permitted by Sections 304, 305 or 306 of the Original Indenture.

(b)  Stated Maturity. The 2035 Notes shall mature, and the unpaid principal thereon shall be payable, on February 19, 2035 (the “2035 Maturity Date”), subject to the provisions of the Original Indenture and Articles III, IV and V below.

(c)  Interest. The rate per annum at which interest shall be payable on the 2035 Notes shall be 5.500%. Interest on the 2035 Notes shall be payable semi-annually in arrears on February 19 and August 19 of each year, commencing on August 19, 2025 (each, a “2035 Interest Payment Date”), to the Persons in whose names the applicable 2035 Notes are registered in the Security Register applicable to the 2035 Notes at the close of business on the immediately preceding February 4 or August 4, respectively, prior to the applicable 2035 Interest Payment Date regardless of whether such day is a Business Day (each, a “2035 Regular Record Date”). Interest on the 2035 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on the 2035 Notes shall accrue from and including February 19, 2025. If a 2035 Interest Payment Date, the 2035 Maturity Date or any earlier Redemption Date or Special Mandatory Redemption Date with respect to the 2035 Notes falls on a day that is not a Business Day, the related payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that 2035 Interest Payment Date, the 2035 Maturity Date or any such earlier Redemption Date or Special Mandatory Redemption Date, as the case may be, to the date the payment is made. Interest payments will include accrued interest from and including the date of original issuance or from and including the last date in respect to which interest has been paid, as the case may be, to, but excluding, the 2035 Interest Payment Date or the 2035 Maturity Date, as the case may be.

(d)  Registration and Form. The 2035 Notes shall be issuable as Registered Securities as provided in Section 2.02 of this Article II. The 2035 Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, redemption price and accrued and unpaid interest in respect of the 2035 Notes shall be made by the Company in immediately available funds.

(e)  Defeasance and Covenant Defeasance. The provisions for defeasance in Section 1302 of the Original Indenture, and the provisions for covenant defeasance in Section 1303 of the Original Indenture, shall be applicable to the 2035 Notes.

(f)  Further Issues. Notwithstanding anything to the contrary contained in this Twelfth Supplemental Indenture or in the Original Indenture (but subject to the terms of this Section 2.05(f)), the Company may, from time to time, without the consent of or notice to the Holders, create and issue further debt securities having the same ranking and terms and conditions as the 2035 Notes in all respects, except for the issue date and, in some cases, the public offering price and the first 2035 Interest Payment Date. Any additional debt securities issued in this manner shall be consolidated with and shall form a single series with the previously issued 2035 Notes; provided that if such additional 2035 Notes are not fungible with the previously issued 2035 Notes for U.S. federal income tax purposes, such additional 2035 Notes will have a separate CUSIP number. Notice of any issuance of additional 2035 Notes shall be given to the Trustee and a new supplemental indenture shall be executed in connection therewith. No such additional 2035 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2035 Notes.

(g)  Other Terms and Conditions. The 2035 Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit C.

SECTION 2.06. Ranking. The Notes shall be general unsecured obligations of the Company. The Notes shall rank pari passu in right of payment with all unsecured and unsubordinated indebtedness of the Company and senior in right of payment to all subordinated indebtedness of the Company.

SECTION 2.07. Sinking Fund. The Notes will not be entitled to any sinking fund.

ARTICLE III

OPTIONAL REDEMPTION

SECTION 3.01. Optional Redemption.

(a)  The Company may redeem each series of Notes at its option, in whole or in part, at any time and from time to time prior to the applicable Par Call Date, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)  (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, discounted to the Redemption Date (assuming such Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus (x) 10 basis points, in the case of the 2027 Notes, (y) 15 basis points, in the case of the 2030 Notes, or (z) 15 basis points, in the case of the 2035 Notes, less (b) interest accrued to the Redemption Date; and

(ii)  100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

(b)  On or after the applicable Par Call Date, the Company may also redeem each of the 2030 Notes and the 2035 Notes, in whole or in part, at any time and from time to time,

at a redemption price equal to 100% of the principal amount of the Notes of such series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

SECTION 3.02. General.

(a)  Notwithstanding Section 3.01, installments of interest on the Notes that are due and payable on any 2027 Interest Payment Date, 2030 Interest Payment Date or 2035 Interest Payment Date, as the case may be, falling on or prior to a Redemption Date will be payable on such 2027 Interest Payment Date, 2030 Interest Payment Date or 2035 Interest Payment Date to the registered Holders of the applicable series of Notes as of the close of business on the relevant 2027 Regular Record Date, 2030 Regular Record Date or 2035 Regular Record Date, as the case may be, according to the terms of the applicable series of Notes and the Indenture. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on any Notes or portions thereof that are called for redemption.

(b)  Except in the case of a Special Mandatory Redemption pursuant to Article IV, notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with DTC (or another Depository’s) procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed at its registered address. The Company will also provide notice of any optional redemption to the Trustee no later than the date such notice is sent to the Holders, which notice shall include the information required by the Original Indenture to be provided to the Holders in connection with the notice described in the immediately preceding sentence. If the Company elects to have the Trustee give the notice, the Company shall notify the Trustee at least 5 days (unless a shorter period is agreed to by the Trustee) prior to the date notice is sent to Holders. The Company will calculate the redemption price as described in the terms of the Notes redeemed and will deliver an Officer’s Certificate to the Trustee setting forth the redemption price no later than two Business Days prior to the Redemption Date (or such later date as the Trustee may agree), and the Trustee will not be responsible for such calculation nor shall the Trustee have any duty to monitor the accuracy of any calculations made by the Company. The actions and determinations of the Company in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(c)  If less than all of a series of Notes are to be redeemed, selection of the Notes in the series to be redeemed will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depository), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depository.

ARTICLE IV

SPECIAL MANDATORY REDEMPTION

SECTION 4.01. Special Mandatory Redemption. If (i) the Company does not consummate the Paragon 28 Merger on or prior to the later of (x) November 28, 2025 (as such date may be extended in accordance with the Paragon 28 Merger Agreement to January 28, 2026) and (y) the date that is five Business Days after any later date to which the Company and Paragon 28 may agree to extend the “Merger Closing Date” in the Paragon 28 Merger Agreement (the “Special Mandatory Redemption End Date”), or (ii) at any time prior to the Special Mandatory Redemption End Date, the Paragon 28 Merger Agreement has been terminated in accordance with its terms (each, a “Special Mandatory Redemption Event”), the provisions set forth in this Article IV will be applicable to the 2030 Notes and the 2035 Notes (but not the 2027 Notes). The 2027 Notes will not be subject to the Special Mandatory Redemption and will remain outstanding (unless otherwise redeemed) even if the Paragon 28 Merger is not consummated on or prior to the Special Mandatory Redemption End Date. If a Special Mandatory Redemption Event occurs, the Company will be required to redeem the 2030 Notes and the 2035 Notes (the “Special Mandatory Redemption”) in the manner set forth in Section 4.02 below in whole and not in part for cash at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the 2030 Notes and the 2035 Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders of record of the 2030 Notes and the 2035 Notes on the relevant 2030 Regular Record Date or 2035 Regular Record Date, as applicable, to receive interest due on any 2030 Interest Payment Date or 2035 Interest Payment Date, as applicable, that is on or prior to the Special Mandatory Redemption Date).

SECTION 4.02. Mandatory Redemption Notice. Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (but in no event later than ten Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing of such event (such notice to include the Officer’s Certificate required by Section 102 of the Original Indenture), and the Trustee shall, no later than ten Business Days following receipt of such notice from the Company, notify the Holders of the 2030 Notes and the 2035 Notes (such date of notification to such Holders, the “Special Mandatory Redemption Notice Date”) that all of the outstanding 2030 Notes and 2035 Notes will be redeemed at the Special Mandatory Redemption Price on the third Business Day following the Special Mandatory Redemption Notice Date (such date, the “Special Mandatory Redemption Date”) automatically and without any further action by the Holders of the 2030 Notes or the 2035 Notes, in each case in accordance with the applicable provisions of this Indenture. At or prior to 12:00 p.m., New York City time, on the Business Day immediately preceding the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price for the 2030 Notes and the 2035 Notes. If such deposit is made as provided above, the 2030 Notes and the 2035 Notes will cease to bear interest on and after the Special Mandatory Redemption Date.

SECTION 4.03. Event of Default. If the Company fails to pay the Special Mandatory Redemption Price for the 2030 Notes or the 2035 Notes, as the case may be, on the applicable Special Mandatory Redemption Date in accordance with the terms as set forth in this Article IV, it shall constitute an Event of Default with respect to such series of Notes under the meaning of Section 501 of the Original Indenture.

SECTION 4.04. Completion of the Paragon 28 Merger. Upon the completion of the Paragon 28 Merger, the Special Mandatory Redemption provisions in this Article IV will cease to apply.

ARTICLE V

CHANGE OF CONTROL

SECTION 5.01. Repurchase at the Option of Holders Upon a Change of Control Repurchase Event.

(a)  If a Change of Control Repurchase Event occurs with respect to a series of Notes, unless the Company has exercised its right to redeem the Notes pursuant to the Indenture or has been required to redeem the 2030 Notes or 2035 Notes pursuant to Article IV, the Company shall make an offer to each Holder of such series of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of repurchase.

(b)  Within 30 days following any Change of Control Repurchase Event or, at the option of the Company, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company will send (or with respect to a Global Note, to the extent permitted or required by applicable DTC procedures or regulations, send electronically) a notice to each Holder of the applicable series of Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase such series of Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

(c)  The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with this Article V, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Article V by virtue of such conflict.

(d)  On the Change of Control Repurchase Event payment date, the Company will, to the extent lawful:

(i)  accept for payment all the Notes or portions of the Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to its offer;

(ii)  deposit on or before 10:00 a.m., New York City time, with the Paying Agent an amount equal to the aggregate purchase price in respect of all the Notes or portions of the Notes properly tendered; and

(iii)  deliver or cause to be delivered to the Trustee the Notes properly tendered and accepted for repurchase, together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased by the Company.

(e)  The Paying Agent will promptly send to each Holder of Notes properly tendered the purchase price for the Notes. A new Note equal in principal amount to any unpurchased portion of any Notes surrendered will promptly be authenticated and sent (or caused to be transferred by book-entry) to each Holder; provided, that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 above that amount.

(f)  The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company under this Article V and such third party purchases all Notes properly tendered and not withdrawn under its offer.

ARTICLE VI

EXECUTION OF NOTES; TRANSFER AND EXCHANGE

SECTION 6.01. Execution of Notes. For purposes of this Twelfth Supplemental Indenture and the Notes, the first sentence of Section 202 of the Original Indenture is replaced in its entirety by the following:

“An Officer of the Company shall sign the Securities for the Company, by manual, pdf or facsimile signature.”

SECTION 6.02. Transfer and Exchange. For purposes of this Twelfth Supplemental Indenture and the Notes, Section 203(1) of the Original Indenture is replaced in its entirety by the following:

“SECTION 203. Transfer and Exchange.

(1)  Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or to another nominee of the Depository, or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. The Company initially appoints The Depository Trust Company (“DTC”) to act as Depository with respect to the Global Securities. Global Securities shall be exchanged by the Company for Definitive Securities if:

(A)  the Company delivers to the Trustee notice from the Depository that it is unwilling or unable to continue to act as Depository for the Global Securities and a successor Depository is not appointed by the Company within 90 days after the date of such notice from the Depository;

(B)  the Company delivers to the Trustee notice from the Depository that it is no longer a clearing agency registered under the Exchange Act;

(C)  the Company, in its sole discretion and subject to the procedures of the Depository, determines that the Global Securities (in whole but not in part) should be exchanged for Definitive Securities and delivers written notice to such effect to the Trustee; or

(D)  there shall have occurred and be continuing an Event of Default under this Indenture and the Trustee has received a request from the Depository to issue Definitive Securities.

Upon the occurrence of any of the preceding events in (A), (B) or (C) above, the Company will notify the Trustee in writing that, upon surrender by the Participants of their interest in such Global Securities, Definitive Securities will be issued to each Person that such Participants and the Depository identify as being the beneficial owner of the related Securities. Beneficial interests in Global Securities may be exchanged for Definitive Securities of the same series upon request but only upon at least 30 days’ prior written notice given to the Trustee by or on behalf of the Depository in accordance with customary procedures. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 304, 305 and 306 hereof. Except as otherwise provided above in this Section 203, every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 203 or Sections 304, 305 or 306 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 203(1).”

ARTICLE VII

TRUSTEE

SECTION 7.01. Corporate Trust Office. The Trustee is appointed as the principal paying agent, transfer agent and registrar for the Notes, including for the purposes of Section 1002 of the Original Indenture. The Notes may be presented for payment at the Paying Agent Office of the Trustee or at any other agency as may be appointed from time to time by the Company in New York, New York or Chicago, Illinois.

SECTION 7.02. Recitals of Fact; Certain Other Matters. The Trustee makes no representation as to, and shall not be responsible in any manner whatsoever for or in respect of, the validity or sufficiency of this Twelfth Supplemental Indenture or the due execution thereof by the Company, except for any certificate of authentication delivered in connection therewith. The recitals of fact contained herein shall be taken as the statements solely of the Company and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be accountable for the use or application by the Company of the proceeds from the issuance of the Notes. All of the provisions contained in the Indenture in respect of the rights, powers, privileges, and immunities of the Trustee shall be applicable in respect of this Twelfth Supplemental Indenture. The parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, the Trustee in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties hereby agree that they shall provide the Trustee with such information as it may request including, but not limited to, each party’s name, physical address, tax identification number and other information that will help the Trustee identify and verify each party’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.

SECTION 7.03. Successor. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of the Trustee may be sold or otherwise transferred, shall be the successor trustee hereunder without any further act.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.01. Ratification of Original Indenture. This Twelfth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Twelfth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 8.02. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 8.03. Successors and Assigns. All covenants and agreements in this Twelfth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 8.04. Separability Clause. In case any one or more of the provisions contained in this Twelfth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 8.05. Governing Law. THIS TWELFTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.06. Counterparts. This Twelfth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Twelfth Supplemental Indenture shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (a) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (b) an original manual signature; or (c) a faxed, scanned or photocopied manual signature. Each electronic signature or faxed, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

* * * *

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed as of the date first above written.

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Pradipto Bagchi
Name: Pradipto Bagchi
Title: Vice President and Treasurer

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:	/s/ Sara Corcoran
Name: Sara Corcoran
Title: Officer

[Signature page to Twelfth Supplemental Indenture – February 2025 Debt Offering]

EXHIBIT A

FORM OF GLOBAL NOTE

[FACE OF GLOBAL NOTE]

THIS GLOBAL NOTE IS HELD BY AND REGISTERED IN THE NAME OF THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY), IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (A) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 203 OF THE INDENTURE, (B) THIS GLOBAL NOTE MAY BE EXCHANGED PURSUANT TO SECTION 203(1) OF THE INDENTURE, (C) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (D) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 98956P BA9

ZIMMER BIOMET HOLDINGS, INC.

4.700% Notes due 2027

$[ ]	No.: R-●

Zimmer Biomet Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of          Dollars (or such other lesser or greater amount set forth on the Schedule of Exchanges of Interests in the Global Security attached hereto) on February 19, 2027, and to pay interest thereon from February 19, 2025, or from the most recent 2027 Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 19 and August 19 of each year, commencing on August 19, 2025, at the rate of 4.700% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any 2027 Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 2027 Regular Record Date for such interest, which shall be the February 4 or the August 4 (whether or not a Business Day), as the case may be, next preceding such 2027 Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such 2027 Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holder of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose at the Paying Agent Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be sent to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ZIMMER BIOMET HOLDINGS, INC.

By:
Name: Pradipto Bagchi
Title: Vice President and Treasurer

Attest:

Name: Matthew R. St. Louis
Title: Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

Computershare Trust Company, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 17, 2009 (the “Original Indenture”), as supplemented by the Twelfth Supplemental Indenture thereto dated as of February 19, 2025 (the “Twelfth Supplemental Indenture” and together with the Original Indenture, the “Indenture”), between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, issued initially in an aggregate principal amount of $600,000,000. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture.

The Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time prior to February 19, 2027 (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 10 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date, in accordance with and pursuant to the terms and conditions set forth in the Indenture.

If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Securities of this series pursuant to the Indenture, the Company will be required to make an offer to each Holder of the Securities of this series to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of that Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of such Securities repurchased plus any accrued and unpaid interest on such Securities repurchased to the date of repurchase, in accordance with and pursuant to the terms and conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security may be registered and this Security may be exchanged as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Your Name:

Date:

Signature Guarantee: *

*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

The following exchanges of an interest in this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of an interest in another Global Security or a Definitive Security for an interest in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory or Trustee or Securities Custodian

EXHIBIT B

FORM OF GLOBAL NOTE

[FACE OF GLOBAL NOTE]

THIS GLOBAL NOTE IS HELD BY AND REGISTERED IN THE NAME OF THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY), IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (A) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 203 OF THE INDENTURE, (B) THIS GLOBAL NOTE MAY BE EXCHANGED PURSUANT TO SECTION 203(1) OF THE INDENTURE, (C) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (D) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 98956P BB7

ZIMMER BIOMET HOLDINGS, INC.

5.050% Notes due 2030

$[ ]	No.: R-●

Zimmer Biomet Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of           Dollars (or such other lesser or greater amount set forth on the Schedule of Exchanges of Interests in the Global Security attached hereto) on February 19, 2030, and to pay interest thereon from February 19, 2025, or from the most recent 2030 Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 19 and August 19 of each year, commencing on August 19, 2025, at the rate of 5.050% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any 2030 Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 2030 Regular Record Date for such interest, which shall be the February 4 or the August 4 (whether or not a Business Day), as the case may be, next preceding such 2030 Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such 2030 Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holder of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose at the Paying Agent Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be sent to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ZIMMER BIOMET HOLDINGS, INC.

By:
Name: Pradipto Bagchi
Title: Vice President and Treasurer

Attest:

Name: Matthew R. St. Louis
Title: Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

Computershare Trust Company, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 17, 2009 (the “Original Indenture”), as supplemented by the Twelfth Supplemental Indenture thereto dated as of February 19, 2025 (the “Twelfth Supplemental Indenture” and together with the Original Indenture, the “Indenture”), between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, issued initially in an aggregate principal amount of $550,000,000. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture.

The Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time prior to January 19, 2030 (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date, in accordance with and pursuant to the terms and conditions set forth in the Indenture.

On or after the Par Call Date, the Company may also redeem the Securities of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date, in accordance with and pursuant to the terms and conditions set forth in the Indenture.

This Security is also subject to a Special Mandatory Redemption as provided in Article IV of the Twelfth Supplemental Indenture.

If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Securities of this series pursuant to the Indenture or has been required to redeem the Securities pursuant to Article IV of the Twelfth Supplemental Indenture, the Company will be required to make an offer to each Holder of the Securities of this series to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of that Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of such Securities repurchased plus any accrued and unpaid interest on such

Securities repurchased to the date of repurchase, in accordance with and pursuant to the terms and conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security may be registered and this Security may be exchanged as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Your Name:

Date:

Signature Guarantee: *

*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

The following exchanges of an interest in this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of an interest in another Global Security or a Definitive Security for an interest in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory or Trustee or Securities Custodian

EXHIBIT C

FORM OF GLOBAL NOTE

[FACE OF GLOBAL NOTE]

THIS GLOBAL NOTE IS HELD BY AND REGISTERED IN THE NAME OF THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY), IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (A) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 203 OF THE INDENTURE, (B) THIS GLOBAL NOTE MAY BE EXCHANGED PURSUANT TO SECTION 203(1) OF THE INDENTURE, (C) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (D) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 98956P BC5

ZIMMER BIOMET HOLDINGS, INC.

5.500% Notes due 2035

$[ ]	No.: R-●

Zimmer Biomet Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of         Dollars (or such other lesser or greater amount set forth on the Schedule of Exchanges of Interests in the Global Security attached hereto) on February 19, 2035, and to pay interest thereon from February 19, 2025, or from the most recent 2035 Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 19 and August 19 of each year, commencing on August 19, 2025, at the rate of 5.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any 2035 Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 2035 Regular Record Date for such interest, which shall be the February 4 or the August 4 (whether or not a Business Day), as the case may be, next preceding such 2035 Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such 2035 Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holder of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose at the Paying Agent Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be sent to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ZIMMER BIOMET HOLDINGS, INC.

By:
Name: Pradipto Bagchi
Title: Vice President and Treasurer

Attest:

Name: Matthew R. St. Louis
Title: Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

Computershare Trust Company, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 17, 2009 (the “Original Indenture”), as supplemented by the Twelfth Supplemental Indenture thereto dated as of February 19, 2025 (the “Twelfth Supplemental Indenture” and together with the Original Indenture, the “Indenture”), between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, issued initially in an aggregate principal amount of $600,000,000. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture.

The Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time prior to November 19, 2034 (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date, in accordance with and pursuant to the terms and conditions set forth in the Indenture.

On or after the Par Call Date, the Company may also redeem the Securities of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date, in accordance with and pursuant to the terms and conditions set forth in the Indenture.

This Security is also subject to a Special Mandatory Redemption as provided in Article IV of the Twelfth Supplemental Indenture.

If a Change of Control Repurchase Event occurs, unless the Company has exercised its right to redeem the Securities of this series pursuant to the Indenture or has been required to redeem the Securities pursuant to Article IV of the Twelfth Supplemental Indenture, the Company will be required to make an offer to each Holder of the Securities of this series to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of that Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of such Securities repurchased plus any accrued and unpaid interest on such

Securities repurchased to the date of repurchase, in accordance with and pursuant to the terms and conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security may be registered and this Security may be exchanged as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Your Name:

Date:

Signature Guarantee: *

*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

The following exchanges of an interest in this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of an interest in another Global Security or a Definitive Security for an interest in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory or Trustee or Securities Custodian